SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): DECEMBER 21, 2002
                                                         -----------------


                           DELTA FINANCIAL CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    1-12109                     11-33336165
         --------                    -------                     -----------
      (State or other        (Commission File Number)   (IRS Employer ID Number)
jurisdiction of incorporation)



          1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK    11797-9003
          -------------------------------------------------    ----------
               (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                                           --------------



                                       N/A
          (Former name or former address, if changed since last report)

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                                    2
ITEM 5, OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On December 21, 2002, the exercise price for warrants issued by Delta Financial Corporation (the "Company") under that Warrant Agreement, dated December 21, 2000, by and between the Company and Mellon Investor Services LLP, as warrant agent, was adjusted from $9.10 per share to $0.01 per share in accordance with Section 6 of the Warrant Agreement. The warrants - which entitle the holders to exercise 1,569,193 shares of the Company's Common Stock in the aggregate - were issued as part of the Company's first exchange offer, consummated in December 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

EXHIBIT NO. EXHIBIT

4.3 * Warrant Agreement, dated December 21, 2000, by and between Delta Financial Corporation and Mellon Investor Services LLP, as warrant agent.
----------

* Incorporated by reference from our Current Report on Form 8-K (No. 001-12109), filed with the Commission on January 10, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DELTA FINANCIAL CORPORATION

                                      By: /S/ MARC E. MILLER
                                      Name: Marc E. Miller
                                      Title: Senior Vice President and Secretary


Dated: December 23, 2002